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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2005 (MAY 11, 2005)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


   LOUISIANA                      0-23383                       72-1395273
(State or other               (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                  Identification No.)
 incorporation)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On May 11, 2005, the Company issued a press release that stated that its financial statements issued on April 18, 2005, contained a going-concern qualification from its independent registered public accounting firm, relating to the Company's fiscal 2004 financial statements. The announcement was made in compliance with the Nasdaq Rule 4350(b) requiring separate disclosure of receipt of an audit opinion that contains a going concern qualification, and did not reflect any change or amendment to the December 31, 2004 financial statements. The May 11, 2005 press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

           (c) Exhibits

               99.1  Press Release dated May 11, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OMNI ENERGY SERVICES CORP.
Dated:  May 17, 2005

                                           By:     /s/ G. Darcy Klug
                                               --------------------------
                                                     G. Darcy Klug
                                                Executive Vice President